Exhibit 99.2

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated effective as of December 1, 2005 (the “Effective Date”), is made by and among ICOP Digital, Inc., a Colorado corporation (the “Company”), with headquarters located at 16801 W. 116th Street, Lenexa, Kansas 66219 and the investors named on the signature pages to this Agreement (each of whom is referred to as the “Investor” and all of whom collectively are referred to as the “Investors”).

Capitalized terms used herein and not otherwise defined have the meanings given them in Article IX.

RECITALS:

A. The Company and the Investors are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. The Investors desire, upon the terms and conditions stated in this Agreement, to purchase Units, each Unit comprising 10,000 shares of Common Stock and warrants to purchase 3,500 shares of Common Stock, for an aggregate purchase price of no less than $2,000,000 and no more than $4,000,000. The purchase price per Unit is the Unit Purchase Price set forth in Article IX.

C. Contemporaneously with the execution and delivery of this Agreement, the Company and the Investors are executing and delivering a Registration Rights Agreement in the form of Exhibit A hereto under which the Company has agreed to provide to the Investors certain rights with respect to registration of the resale of the Offered Securities under the Securities Act.

AGREEMENT:

In consideration of the premises and the mutual representations, warranties and covenants contained herein, the Company and the Investors hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF SECURITIES

1.1. Purchase and Sale of Units. At the Closing, subject to the terms of this Agreement and the satisfaction or waiver of the conditions set forth in Articles VII and VIII hereof, (i) the Company will sell to the Investors the Units, and (ii) each Investor will (on a several and not a joint basis) purchase from the Company the number of Units set forth beneath such Investor’s name on the signature pages hereof.

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1.2. Payment and Delivery. Prior to the Closing, each investor will pay, by wire transfer of immediately available funds, the total purchase price for the number of Units set forth beneath its name on the signature pages hereof to the Escrow Agent in accordance with the written wire instructions set forth on the signature pages hereto. At the Closing, (i) the Escrow Agent will wire such funds to the Company’s account in accordance with written instructions to be provided by the Company and (ii) the Company will deliver to each Investor certificates (each bearing a legend as set forth in Section 2.8) representing the constituent Offered Shares and Offered Warrants so purchased by such Investor.

1.3. Closing Date. Subject to the satisfaction or waiver of the conditions set forth in Articles VII and VIII hereof, the Closing will take place upon the earlier of: (i) the receipt by the Company of executed signature pages to this Agreement and the Registration Rights Agreement from all the Investors and the receipt by the Escrow Agent from the Investors of the aggregate purchase price for all the Units to be sold under this Agreement; and (ii) at 9:00 a.m. Pacific Time on December 8, 2005 (the “Closing Date”). The Closing also may take place at another date or time agreed upon by each of the parties to this Agreement. The Closing will be held at the offices of Holland & Knight LLP, 111 SW Fifth Avenue, Suite 2300, Portland, Oregon 97204, or at such other place as the parties agree.

1.4. Independent Nature. The rights and obligations of each Investor under this Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby (the “Transaction Documents”) are several and not joint with the rights and obligations of each other Investor, and an Investor shall not be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitations, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for the other Investors to be joined as an additional party in any proceeding for such purposes.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF INVESTOR

Each Investor, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, represents and warrants to the Company that:

2.1. Investment Purpose. The Investor is purchasing the Offered Securities in the ordinary course of its business for its own account and not with a view to the distribution thereof; and it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer, distribute or grant participation to any third person or entity with respect to any of the Offered Securities; provided, however, that by making the representation herein, the Investor

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does not agree to hold any of the Offered Securities for any minimum or other specific term and reserves the right to dispose of the Offered Securities in accordance with or pursuant to an effective registration statement or an exemption from registration under the Securities Act. The Investor understands that the Investor may be required to bear the economic risk of this investment indefinitely, unless the Offered Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the Offered Securities other than as contemplated by the Registration Rights Agreement.

2.2. Investor Status. The Investor is either: (i) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act; or (ii) an “accredited investor” as defined in Rule 501 of Regulation D. If an Investor is subject to the Employee Retirement Income Security Act of 1974, as amended, and is acquiring the Offered Securities as a fiduciary or agent for another investor’s account, then the Investor will have sole investment and voting discretion with respect to such account and will have full power to make the acknowledgments, representations and agreements contained herein on behalf of such account.

2.3. Reliance on Exemptions. The Investor understands that the Offered Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein to determine the availability of such exemptions and the eligibility of the Investor to acquire the Offered Securities.

2.4. Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Offered Securities, that have been requested by the Investor or its advisors, if any, except that such furnished materials do not contain any material non-public information. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Investor and its advisors, if any, believe to be satisfactory answers to any such inquiries. The Investor acknowledges and understands that its investment in the Offered Securities involves a significant degree of risk, including the risks reflected in the SEC Documents.

2.5. Experience. The Investor is experienced in evaluating companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such Investor’s prospective investment in the Company, and has the ability to bear the economic risks of the investment in the Offered Securities.

2.6. Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Offered Securities or an investment therein.

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2.7. Transfer or Resale. The Investor understands that:

(a) the delivery of the Offered Securities has not been registered under the Securities Act or any applicable state securities laws, and consequently, the Investor may have to bear the risk of owning the Offered Securities for an indefinite period of time because the Offered Securities may not be transferred unless (i) the resale of the Offered Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) if requested by the Company, the Investor has delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and which counsel shall be reasonably satisfactory to the Company) to the effect that the Offered Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the Offered Securities are sold or transferred pursuant to Rule 144; or (iv) the Offered Securities are sold or transferred to an affiliate (as defined in Rule 144) of the Investor;

(b) any sale of the Offered Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 (including the holding period requirement, the volume limitations and the manner of sale restrictions, if applicable); and

(c) except as set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Offered Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

2.8. Legends. The Investor understands that, until (a) the Offered Securities may be sold under Rule 144(k) or (b) such time as the Offered Securities have been sold pursuant to an effective registration statement under the Securities Act in compliance with Rule 144 or pursuant to another exemption from registration under the Securities Act, the certificates representing the Offered Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Offered Securities):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT, OR (ii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

The legend set forth above will be removed, and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article VI hereof.

2.9. Organization and Existence. To the extent indicated on the signature pages hereto, each Investor is either (i) a limited partnership duly organized and validly existing under the laws of its respective jurisdiction of formation, (ii) a limited liability company duly organized and validly existing under the laws of its respective jurisdiction of formation, (iii) a corporation duly

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organized and validly existing under the laws of its respective jurisdiction of incorporation, (iv) a registered investment company, (v) a trust fund whose trustee is a bank or trust company or (vi) an individual. Such Investor represents that it was not organized solely for the purpose of making an investment in the Company.

2.10. Authorization; Enforcement. This Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby have been duly and validly authorized, executed and delivered on behalf of the Investor and are valid and binding agreements of the Investor enforceable against the Investor in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification provisions in the Registration Rights Agreement may be legally unenforceable.

2.11. No Conflicts; No Violation.

(a) The execution, delivery and performance of this Agreement by the Investor will not (i) conflict with or result in a violation of any provision of its charter documents or (ii) to its knowledge, result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor.

(b) The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency for the Investor to execute, deliver or perform any of its obligations under this Agreement.

2.12. Acknowledgments Regarding Placement Agent. The Investor acknowledges that there is a Placement Agent (defined in Article IV) for the Offered Securities being offered hereby and will be compensated by the Company for acting in such capacity. The Investor further acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the offering of the Offered Securities by the Company, that certain of the information and data provided to the Investor in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. The Investor further acknowledges that, in making its decision to enter into this Agreement and purchase the Offered Securities, it has relied on its own examination of the Company and the terms of, and consequences, of holding the Offered Securities. The Investor further acknowledges that the provisions of this Section 2.12 are also for the benefit of, and may also be enforced by, the Placement Agent.

2.13. No Public Offering. Investor has not received any information relating to the Offered Securities or the Company, and is not purchasing the Offered Securities as a result of, any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or

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similar media or broadcast over television or radio or pursuant to any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

2.14. Representation. The Investor has had an opportunity to consult with an attorney and other advisors in connection with the Investor’s investment in the Company.

2.15. Certain Trading Activities. From the initiation of discussions between Investors and the Company (or its Placement Agent) regarding this Agreement or the transaction(s) contemplated herein, and until the earlier of a public announcement by the Company about this Agreement and the transaction(s) contemplated herein via press release or submission of a Form 8-K report or the termination of discussions between Investors and the Company regarding this Agreement or the transaction(s) contemplated herein, each Investor and its affiliates has not directly or indirectly traded, bought, sold or solicited offers to buy or sell (including without limitation engaging in short sales or maintaining open positions) in the Company’s Common Stock, warrants or other securities.

2.16. Section 13 Reporting. The Investor acknowledges that the Investor is solely responsible for the preparation, submission and filing of any materials required by Section 13(d) or 13(g) of the Securities Act.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Subject to such matters as are disclosed in the Company’s SEC Documents, the Company represents and warrants to the Investors that:

3.1. Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Colorado, with full corporate power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing in each such jurisdiction would not have a Material Adverse Effect.

3.2. Authorization; Enforcement. (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under the Transaction Documents, to consummate the transactions contemplated hereby and thereby and to deliver the Offered Securities in accordance with the terms hereof; (b) the execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance and sale of the Offered Securities, have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board or Directors or its shareholders is required; (c) each of the Transaction Documents have been or will be duly executed by the Company; and (d) each of the Transaction Documents constitutes or will upon execution constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency,

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reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity and except as the indemnification provisions in the Registration Rights Agreement may be legally unenforceable.

3.3. Outstanding Capital. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. The Offered Securities have been duly authorized, and when delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the delivery thereof (other than those imposed through acts or omissions of an Investor). No shares of capital stock of the Company, including the Offered Securities, are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Other than pursuant to this Agreement or as disclosed in the Company’s SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims, antidilution protection or other commitments or rights of any character whatsoever that could require the Company to issue additional shares of capital stock of the Company or adjust the purchase or exercise price of any such instrument. Except as disclosed in the Company’s SEC Documents, there are no agreements or arrangements (other than the Registration Rights Agreement) under which the Company is obligated to register the sale of any of its securities under the Securities Act. Assuming the accuracy of each of the representations and warranties of the Investors contained in Section 2, the issuance by the Company of the Offered Securities is exempt from registration under the Securities Act.

3.4. No Conflicts; No Violation.

(a) The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby including, without limitation, the delivery of the Offered Securities will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or Bylaws of the Company or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) assuming the accuracy of the representations of the Investors, result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company, any of subsidiaries, or its securities are subject), applicable to the Company or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(b) The Company is not in violation of its Articles of Incorporation or Bylaws. To the knowledge of the Company, the Company is not in violation of any law, ordinance or regulation of any governmental entity. The Company is not in default (and no event has occurred

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which with notice or lapse of time or both could put the Company in default) under any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or by which any property or assets of the Company or any of its subsidiaries is bound or affected, except for such defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(c) Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Nasdaq Capital Market, where such violation (individually or in the aggregate) reasonably would be expected to result in the delisting or suspension of the Common Stock or Warrants from the Nasdaq Capital Market, and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock or Warrants on the Nasdaq Capital Market in the foreseeable future. The Company has received no communication, written or oral, from the SEC or the Nasdaq Capital Market regarding the suspension or delisting of the Common Stock or Warrants from the Nasdaq Capital Market.

(d) The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

3.5. Approvals. Assuming the accuracy of the representations of the Investors, except for the filing of a Form D and as may be required under the Securities Act and any applicable state securities laws and any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof, or sell the Offered Securities in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations that the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

3.6. SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act during the twelve months preceding the Effective Date (all of the foregoing and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents or, where amendments were filed, the last-filed amendments to the SEC Documents, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents or, where amendments were filed, the last-filed amendments to the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements

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therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.7. Absence of Certain Changes. Except as disclosed in the SEC Documents, since December 31, 2004, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

3.8. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists that would be required to be disclosed by the Company under applicable securities laws has not been publicly announced or disclosed in an SEC Document.

3.9. Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

3.10. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its officers or directors acting as such, or any of its subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.

3.11. Intellectual Property Rights. The Company owns or possesses the licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (the “Intellectual Property”), except where the failure to possess such licenses or rights to use would not have, individually or in the aggregate, a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company of Intellectual Property of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened against the Company regarding the Company’s Intellectual Property. The Company is unaware

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of any facts or circumstances which might reasonably give rise to any of the foregoing infringements or claims, actions or proceedings.

3.12. Tax Status. The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

3.13. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the delivery of the Offered Securities to the Investors.

3.14. No Brokers. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby, except with respect to the Placement Agent, whose commissions and fees with respect to the Offered Shares will be paid for by the Company.

3.15. Investment Company Status. The Company is not and upon consummation of the sale of the Offered Securities will not be an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

3.16. Eligibility to use Form S-3. As of the Closing Date, the Company is eligible to file a registration statement on Form S-3.

3.17. No General Solicitation. Neither the Company nor, to the knowledge of the Company, any person acting for the Company, has conducted any “general solicitation” (as such term is defined in Regulation D) with respect to any of the Common Stock being offered hereby.

ARTICLE IV

PLACEMENT AGENT

4.1. Paulson Investment Company, Inc. (“Placement Agent”) is acting as placement agent for the Offered Securities.

4.2. At Closing, Placement Agent will be compensated by the Company for acting in such capacity and shall receive: (i) cash compensation equal to 8% of the gross proceeds raised from sale of the Units by the Company; and (ii) a purchase warrant to purchase the number of shares and warrants (identical to the Offered Shares and Offered Warrants) equal to 10% of the Offered

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Shares and Offered Warrants sold to Investors pursuant to this Agreement. The purchase warrant, which will expire on July 8, 2010, can be exercised for multiples of one share of Common Stock and 0.35 warrants (e.g., 1,000 shares and 350 warrants, 15,000 shares and 5,250 warrants, etc.). The exercise price for each one share and each 0.35 warrants acquired upon exercise of the purchase warrant is the Adjusted Share Price (subject to adjustment as detailed in the purchase warrant). Notwithstanding the foregoing, no fractional warrants shall be issued.

ARTICLE V

COVENANTS

5.1. Best Efforts. Each party will use its best efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Articles VII and VIII of this Agreement.

5.2. Form D; Blue Sky Laws. The Company will file a Notice of Sale of Offered Securities on Form D with respect to the Offered Securities, if required under Regulation D. The Company will take such action as it reasonably determines to be necessary, if any, to qualify the Offered Securities for sale to the Investors under this Agreement under applicable securities (or “blue sky”) laws of the states of the United States (or to obtain an exemption from such qualification).

5.3. Reporting Status. The Common Stock is registered under Section 12 of the Exchange Act. The Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

5.4. Expenses. Except as set forth in Section 3.14, the Company and each Investor is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys’ and consultants’ fees and expenses.

5.5. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock and the Warrants are then listed (subject to official notice of issuance) and shall use its reasonable best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities. The Company shall pay each such national securities exchange and automated quotation system all fees and expenses in connection with satisfying its obligations under this Section 5.5.

5.6. No Integration. The Company will not make any offers or sales of any security under circumstances that would cause the offering of the Offered Securities to be integrated with any other offering of securities by the Company (i) for the purpose of any shareholder approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

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5.7. Sales by Investors. Each Investor will sell any Offered Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Offered Securities in violation of federal or state securities laws.

5.8. Disclosure of Transactions and Other Material Information. Before 5:00 p.m. Pacific Time on the first business day following the Closing Date of this Agreement (provided that each Investor has executed and delivered a counterpart of this Agreement on or before the Effective Date), the Company will issue a press release describing the terms of the transactions contemplated by the Transaction Documents (the “Press Release”). At or about the same time, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after issuing the Press Release, no Investor shall be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release. The Company shall not, and shall cause each of its officers, directors, employees and agents, not to, provide any Investor with any material, nonpublic information regarding the Company from and after the filing of the Press Release without the express written consent of such Investor. Neither the Company nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations.

ARTICLE VI

TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

6.1. Issuance of Certificates. The Company will instruct its transfer agent to issue certificates, registered in the name of each Investor or its nominee, for the respective Offered Securities. All such certificates will bear the restrictive legend described in Section 2.8, except as otherwise specified in this Article VI. Nothing in this Section will affect in any way the Investors’ obligations and agreements set forth in Section 5.7 hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Offered Securities.

6.2. Unrestricted Offered Securities. If, unless otherwise required by applicable state securities laws, (a) the Offered Securities represented by a certificate have been sold under an effective registration statement filed under the Securities Act, (b) a holder of Offered Securities provides the Company with an opinion of counsel in form, substance and scope customary for opinions of counsel in comparable transactions, which counsel shall be reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Offered Securities may be made without registration under the Securities Act or (c) the Offered Securities represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k), then the transfer agent will issue one or more certificates, free from any restrictive legend, in

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such name and in such denominations as specified by such holder in accordance with the Transfer Agent Instructions. Notwithstanding anything herein to the contrary, (i) the Offered Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided that such pledge will not alter the provisions of this Article VI with respect to the removal of restrictive legends, and (ii) any Investor that is a registered investment company may transfer shares to any other fund or account advised by such Investor’s investment manager or its affiliates if the transferee is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) and agrees in writing to be bound by the terms hereof and the terms of the Registration Rights Agreement.

6.3. Enforcement of Provision. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor by invalidating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article VI will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article VI that the Investor will be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

ARTICLE VII

CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL

The obligations of the Company under Article I of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions. These conditions are for the benefit of the Company and may be waived by the Company in whole or in part at any time in its sole discretion. Without limitation, the Company may in its sole discretion proceed with the Closing with respect to each Investor as to whom each condition has been satisfied whether or not conditions have been satisfied as to other Investors:

7.1. The Investors will have executed this Agreement and the Registration Rights Agreement and will have delivered such executed agreements to the Company.

7.2. The Investors will have delivered the purchase price for the Offered Securities to the Company or the Escrow Agent in accordance with this Agreement.

7.3. The representations and warranties of the Investors must be true and correct in all material respects as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investors will have performed and complied with the covenants and conditions required by this Agreement to be performed or complied with by the Investors at or prior to the Closing.

7.4. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the

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matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE VIII

CONDITIONS TO EACH INVESTOR’S OBLIGATION TO PURCHASE

The obligation of each Investor hereunder to purchase the Offered Securities from the Company at the Closing is subject to the fulfillment at or before the Closing of each of the following conditions. These conditions are for each Investor’s respective benefit and may be waived by such Investor at any time in its sole discretion:

8.1. The Company will have executed this Agreement and the Registration Rights Agreement and will have delivered such executed agreements to the Investor.

8.2. The Company will have delivered to such Investor or its representative duly executed certificates, against payment therefor, representing the Offered Securities as specified in Section 1.1.

8.3. The representations and warranties of the Company must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date), and the Company must have performed and complied with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing.

8.4. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

8.5. The Common Stock and Warrants (I) shall be designated for quotation or listed on the Nasdaq Capital Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Nasdaq Capital Market from trading on the Nasdaq Capital Market nor shall suspension by the SEC or the Nasdaq Capital Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Nasdaq Capital Market or (B) by falling below the minimum listing maintenance requirements of the Nasdaq Capital Market.

8.6. The Company will have delivered to Placement Agent a good standing certificate, dated no more than five (5) business days before the Closing Date, procured from the state in which the Company is incorporated.

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ARTICLE IX

DEFINITIONS

9.1. “Adjusted Share Price” means ninety percent (90%) of the mean average of the closing prices of the Common Stock on the Nasdaq Capital Market in the 10 consecutive trading days ending and including the Effective Date, which the parties agree is $5.92.

9.2. “Closing” means the closing of the purchase and sale of the Offered Securities under this Agreement.

9.3. “Closing Date” has the meaning set forth in Section 1.3.

9.4. “Common Stock” means the Company’s common stock, no par value.

9.5. “Company” has the meaning set forth in the introduction to this Agreement.

9.6. “Escrow Agent” means Hagen O’Connell LLP, 121 SW Morrison St., Suite 1500, Portland, Oregon 97204, Attn: Joseph T. Hagen.

9.7. “Exchange Act” has the meaning set forth in Section 2.2.

9.8. “Intellectual Property” has the meaning set forth in Section 3.9.

9.9. “Investors” means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

9.10. “Material Adverse Effect” means (a) a material adverse effect on the assets, liabilities, financial condition or results of operation of the Company and its subsidiaries, taken as a whole or (b) any effect on the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under the agreements or instruments to be entered into or filed in connection herewith.

9.11. “Offered Securities” means the Offered Shares and Offered Warrants.

9.12. “Offered Shares” means the shares of Common Stock being sold by the Company pursuant to this Agreement.

9.13. “Offered Warrants” means the warrants being sold by the Company pursuant to this Agreement, each Offered Warrant being identical in form to those warrants being publicly traded on the Nasdaq Capital Market under the trading symbol “ICOPW,” except with such restrictions and legends as described in this Agreement.

9.14. “Placement Agent” has the meaning set forth in Section 2.12.

9.15. “Plans” has the meaning set forth in Section 3.3.

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9.16. “Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, by and among the Company and the Investors, in the form attached hereto as Exhibit A.

9.17. “Regulation D” has the meaning set forth in the Recitals.

9.18. “Rule 144” and “Rule 144(k)” mean Rule 144 and Rule 144(k), respectively, as promulgated under the Securities Act, or any successor rule.

9.19. “SEC” has the meaning set forth in the Recitals.

9.20. “SEC Documents” has the meaning set forth in Section 3.6.

9.21. “Securities Act” has the meaning set forth in the Recitals.

9.22. “Short Sales” means all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps (including on a total return basis), and sales and any other transactions having the effect of hedging any position in the Common Stock.

9.23. “Unit” means ten thousand (10,000) Offered Shares and three thousand five hundred (3,500) Offered Warrants.

9.24. “Unit Purchase Price” means the product of 10,000 and the Adjusted Share Price.

9.25. “Warrants” means the Company’s publicly traded warrants, each to purchase one share of Common Stock, and quoted on the Nasdaq Capital Market under the trading symbol “ICOPW.”

ARTICLE X

GOVERNING LAW; MISCELLANEOUS

10.1. Governing Law; Jurisdiction; Jury Trial. This Agreement will be governed by and interpreted in accordance with the laws of the State of Kansas without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Kansas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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10.2. Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts. Each executed counterpart will be considered an original document, and all executed counterparts are considered one and the same agreement. This Agreement will become effective and binding as of the Effective Date when counterparts have been signed and delivered to Holland & Knight LLP. This Agreement, once executed by a party, may be delivered by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

10.3. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

10.4. Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

10.5. Entire Agreement; Amendments. This Agreement and the Registration Rights Agreement (including all schedules and exhibits hereto and thereto) and the instruments contemplated hereby and thereby constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

10.6. Notices. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by facsimile, in each case addressed to a party. Any notice sent by courier (including a recognized overnight delivery service) will be deemed received one business day after being sent. The addresses for such communications are:

If to the Company:	ICOP Digital, Inc.
16801 W. 116th Street
Lenexa, Kansas 66219
Attention: David C. Owen and John C. Garrison
Facsimile: (913) 312-0264

With a copy to:	Holland & Knight LLP
111 SW Fifth Avenue, Suite 2300
Portland, Oregon 97204
Attention: Mark A. von Bergen and David C. Wang
Facsimile: (503) 241-8014

If to an Investor:	To the address set forth immediately below such Investor’s name on the signature pages hereto.

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Each party will provide written notice to the other parties of any change in its address.

10.7. Indemnification. In consideration of each Investor’s execution and delivery of the Transaction Documents and acquiring the Offered Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Investor Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (a) or (b). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10.7 shall be the same as those set forth in Article VI of the Registration Rights Agreement.

10.8. Termination. If the Closing shall not have occurred with respect to an Investor on or before five (5) business days from the date hereof due to the Company’s or such Investor’s failure to satisfy the conditions set forth in Articles VII and VIII above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

10.9. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and permitted assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (which shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, an Investor may assign all or part of its rights and obligations hereunder to any of its “affiliates,” as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is a “qualified institutional buyer” or an “accredited investor” as defined in Section 2.2 and agrees in writing to be bound by this Agreement. This provision does not limit the Investor’s right to transfer the Offered Securities

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pursuant to the terms of this Agreement. Notwithstanding any assignment as provided herein to an affiliate of an Investor, each Investor shall thereafter remain fully responsible and liable for performance of all of its obligations under this Agreement. Notwithstanding the foregoing, any transferee who purchases the Offered Securities in a public sale shall not have any rights under this Agreement.

10.10. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity; provided, however, that the provisions in Section 2.12 relating to acknowledgments regarding the Placement Agent are intended for the benefit of the Placement Agent.

10.11. Survival. The representations and warranties of the Company set forth herein will survive for one (1) year following the Closing hereunder. The Company does not make any representations or warranties in any oral or written information provided to Investors, other than the representations and warranties included herein.

10.12. Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

10.13. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(Signature page follows)

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IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

COMPANY:

ICOP DIGITAL, INC., a Colorado corporation

By:
David C. Owen, President

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ICOP DIGITAL, INC.

SECURITIES PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the other Investors and the Company to the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.

Investor Name: __________________________________________________________

By:

Print Name:

Title:

Address:

Telephone:

Facsimile:

Number of Units:

Name in which Shares Are to Be Held (please print):

Social Security or Tax ID Number:

Wire Transfer Instructions to Escrow Agent: [to follow]

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Exhibit A

Registration Rights Agreement

See attached.

Securities Purchase Agreement	Exhibit A